UNITED STATES
		       SECURITIES AND EXCHANGE COMMISSION
			     Washington D. C. 20549

				    Form 8-K

		Current Report Pursuant to Section 13 or 15(d) of
		       The Securities Exchange Act of 1934


	Date of Report (Date of earliest event reported):  June 25, 1999

		      NORWEST ASSET SECURITIES CORPORATION
	     Mortgage Pass-Through Certificates, Series 1999-1 Trust


New York (governing law of          333-65481-04   52-2159820
Pooling and Servicing Agreement)    (Commission    52-2159830
(State or other                     File Number)   IRS EIN
jurisdiction


	c/o Norwest Bank Minnesota, N.A.
	11000 Broken Land Parkway                            21044
	Columbia, Maryland                                  (Zip Code)
	(Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



	  Former name or former address, if changed since last report)


ITEM 5.  Other Events

On June 25, 1999 a distribution was made to holders of NORWEST ASSET SECURITIES CORPORATION, Mortgage Pass-Through Certificates, Series 1999-1 Trust.



  ITEM 7.  Financial Statements and Exhibits

	(c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

	     Exhibit Number                      Description
				 Monthly report distributed to holders of
	     EX-99.1 Mortgage Pass-Through Certificates, Series 1999-1 Trust, relating to the June 25,
				  1999 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		       NORWEST ASSET SECURITIES CORPORATION
	      Mortgage Pass-Through Certificates, Series 1999-1 Trust

	      By:   Norwest Bank Minnesota, N.A., as Master Servicer
	      By:   /s/ Sherri J. Sharps, Vice President
	      By:   Sherri J. Sharps, Vice President
	      Date: 6/28/99


				INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1        Monthly report distributed to holders of Mortgage Pass-Through
		Certificates, Series 1999-1 Trust, relating to the June 25,
		1999 distribution.